CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We consent to the incorporation by reference in the Registration Statement (No.333-06705) on Form S-8 of our report dated August 29, 1997 for the years ended June 30, 1996 and 1997, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                            /S/ COOPER, SELVIN & STRASSBERG LLP
                                            -----------------------------------
                                                COOPER, SELVIN & STRASSBERG LLP



New York, New York
September 29, 1997